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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 November 24, 2004

COMPUCREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Georgia (State of Incorporation)	0-25751 (Commission File Number)	58-2236689 (IRS Employer Identification No.)

245 Perimeter Center Parkway, Suite 600, Atlanta, GA 30346
(Address of principal executive offices)

(770) 206-6200
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        All of the information furnished including the accompanying exhibit, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

        On November 24, 2004, the Company issued a press release reporting the acquisition of a credit card portfolio from Fleet Bank (RI), National Association. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

Ex. 99.1	News release reporting the acquisition of a credit card portfolio from Fleet Bank (RI), National Association, issued by CompuCredit Corporation (the "Company") on November 24, 2004.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT CORPORATION
By:	/s/ J.PAUL WHITEHEAD, III
Name:	J.Paul Whitehead, III
Title:	Chief Financial Officer

Dated: November 24, 2004

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  Item 8.01 Other Events
  Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE